                                                                EXHIBIT (a)(2)


                           SECTION 906 CERTIFICATIONS

    In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                By: /s/ Stephen P. Fisher
                                                    ---------------------------
                                                    STEPHEN P. FISHER
                                                    President

                                                    Date: September 5, 2007

                           SECTION 906 CERTIFICATIONS

    In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                           By: /s/ Jack R. Benintende
                                               ---------------------------------
                                               JACK R. BENINTENDE
                                               Treasurer and Principal Financial
                                               and Accounting Officer

                                               Date: September 5, 2007